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                                                                    Exhibit 99.A

                             Joint Filing Agreement

         The undersigned hereby agree that the statement on Schedule 13D with respect to the common stock of Open Joint Stock Company "Vimpel-Communications", dated as of February 11, 2002, is, and any amendments thereto (including any amendments on Schedule 13G) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.



Date:     February 11, 2002                GRAND FINANCIAL HOLDING S.A.

                                      By:  /s/ Geoffrey P. Hemy

                                           ..................................
                                           Geoffrey P. Hemy
                                           Director

                                      By:  /s/ Cindy Reiners
                                           ..................................
                                           Cindy Reiners
                                           Director

Date:     February 11, 2002                GRAND FINANCIAL GROUP LTD.

                                      By:  /s/ Pavel Valentinovich Kulikov

                                           ..................................
                                           Pavel Valentinovich Kulikov
                                           Attorney-In-Fact

Date:     February 11, 2002                CONTINENTAL HOLDING FOUNDATION

                                      By:  /s/ Pavel Valentinovich Kulikov

                                           ..................................
                                           Pavel Valentinovich Kulikov
                                           Attorney-In-Fact

Date:     February 11, 2002                GLEB FETISOV

                                      By:  /s/ Pavel Valentinovich Kulikov

                                           ..................................
                                           Pavel Valentinovich Kulikov
                                           Attorney-In-Fact